Contingent liabilities	12 Months Ended
Jun. 30, 2012
Contingent Liabilities [Abstract]
Contingent Liabilities [Text Block]
26.	Contingent liabilities:

Guarantees

The Company has a guarantee in respect of certain loans acquired by Heartland Building Society as part of the PGG Wrightson Finance Limited sale transaction on August 31, 2011. The value of the guaranteed loans as at June 30, 2012 was approximately RMB145.2 million (US$22.9 million) (subsequently reduced to approximately RMB115.2 million (US$18.1 million) as the loans were collected by Heartland). The guarantee is contingent upon individual loans becoming impaired and put back to PGW during the three year guarantee period. Through June 30, 2012, no amounts have become impaired or have been put back to PGW.